                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                Amendment No. 1
                                      to
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report:  June 22, 2001

                      MEDIACOM COMMUNICATIONS CORPORATION
             (Exact name of Registrant as specified in its charter)


         Delaware                         0-29227                       06-1566067
(State or other jurisdiction      (Commission File Number)            (IRS Employer
    of incorporation or                                             Identification No.)
       organization)


                              100 Crystal Run Road
                           Middletown, New York 10941
                    (Address of principal executive offices)

                 Registrants' telephone number: (845) 695-2600

Item 5.  Other Events.

     This Current Report on Form 8-K is being filed to incorporate by reference certain documents into Registrant's Registration Statement on Form S-3 (Registration No. 333-55138) in connection with the sale by Registrant on June 22, 2001 of 26,000,000 shares of Registrant's Class A Common Stock (the "Common Stock") and $150,000,000 aggregate principal amount of 5.25% Convertible Senior Notes due 2006 (the "Notes").

     For information about the Common Stock and the offering thereof, see Registrant's final prospectus supplement for the offering of the Common Stock dated June 22, 2001, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) on June 22, 2001.

     For information about the Notes and the offering thereof, see
Registrant's final prospectus supplement for the offering of the Notes dated June 22, 2001, as filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) on June 22, 2001.

Item 7.  Financial Statements and Exhibits.

(a)   Financial Statements - None

(b)   Pro Forma Financial Information - None

(c)   Exhibits:

Exhibit No.        Description
-----------        -----------
    1.1            Underwriting Agreement, dated June 22, 2001, by and among Credit Suisse
                   First Boston Corporation, Salomon Smith Barney Inc., J.P. Morgan Securities
                   Inc., Banc of America Securities LLC, Deutche Banc Alex. Brown Inc., First
                   Union Securities, Inc., SG Cowen Securities Corporation and Robertson
                   Stephens, Inc., relating to the issuance and sale of the Common Stock.(1)
    1.2            Underwriting Agreement, dated June 22, 2001, by and among Credit Suisse
                   First Boston Corporation, Salomon Smith Barney Inc., J.P. Morgan Securities
                   Inc., Bear Stearns & Co. Inc., CIBC World Markets Corp., Lehman Brothers
                   Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and UBS Warburg LLC,
                   relating to the issuance and sale of the Notes.(1)
    4.1            Form of certificate representing the Common Stock (2)
    4.2            Indenture by and between the Registrant and The Bank of New York, as
                   Trustee, relating to the issuance and sale of the Notes
    5.1            Opinion of Sonnenschein Nath & Rosenthal regarding The validity of the Common
                   Stock, including consent(1)
    5.2            Opinion of Sonnenschein Nath & Rosenthal regarding the validity of the Notes, including consent(1)
   23.1            Consent of Sonnenschein Nath & Rosenthal (included in Exhibits 5.1 and 5.2 hereto)(1)
   25.1            Statement of Eligibility on Form T-1 of Trustee(1)

___________
(1) Previously filed to this Form 8-K.
(2) Filed as an exhibit to the Registration Statement on Form S-1
(File No. 333-90879) of Registrant and incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Mediacom Communications Corporation


Date: June 29, 2001              By: /s/ Mark E. Stephan
                                    ____________________________
                                     Mark E. Stephan
                                     Senior Vice President